================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 2, 2004

                              --------------------

                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                        001-31465              35-2164875
      (State or other jurisdiction          (Commission File        (I.R.S. Employer
   of incorporation or organization)             Number)          Identification No.)

       601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                              77002
(Address of principal executive offices)                               (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


On January 2, 2004, Natural Resource Partners closed the acquisition of mineral interests from BLC Properties LLC for $73 million that was previously announced on December 22, 2003. The acquisition was funded through the partnership's existing credit facility. The transaction includes coal, oil and gas and other mineral rights on approximately 240,000 acres that contain approximately 180 million tons of coal reserves. In addition, the transaction also includes oil and gas and other mineral rights on approximately 200,000 additional acres, bringing the total acreage to approximately 440,000 acres. BLC will retain a 35% non-participating royalty interest in the oil and gas and other mineral rights. The properties are located in Kentucky, Tennessee, West Virginia, Virginia, and Alabama.

The BLC properties are expected to produce between 5.2 and 5.5 million tons of coal in the first year, which is anticipated to generate approximately $13.5 million to $14 million of coal royalty and other revenues. The revenues will be offset by approximately $800 thousand to $900 thousand of royalty payments to the surface owners and to BLC. In addition, NRP is retaining the Middlesboro, KY office of BLC, which will result in general and administrative costs of approximately $600 thousand to $700 thousand per year.

NRP has filed the press release announcing the acquisition as Exhibit 99.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

10.1 Purchase and Sale Agreement by and between BLC Properties LLC and WPP LLC, dated December 22, 2003.

99.1              Press release dated January 5, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATURAL RESOURCE PARTNERS L.P.
                                         (Registrant)

                                         By:  NRP (GP) LP
                                              its General Partner

                                         By:  GP Natural Resource Partners LLC
                                              its General Partner

                                              /s/ Wyatt L. Hogan
                                              ----------------------------------
                                              Wyatt L. Hogan
                                              Vice President and General Counsel

         Dated: January 5, 2004

                                  EXHIBIT INDEX


Exhibit No.          Description
10.1                 Purchase and Sale Agreement by and between BLC Properties
                     LLC and WPP LLC, dated December 22, 2003

99.1                 Press release dated January 5, 2004